Note 16 - Gain on Insurance Proceeds	12 Months Ended
Oct. 31, 2023
Notes to Financial Statements
Unusual or Infrequent Items, or Both, Disclosure [Text Block]
(16)	Gain on Insurance Proceeds

During fiscal year 2023, the Company received insurance proceeds in connection with the office building and its contents at the Company’s Asheville facilities sustaining water damage from a burst pipe at the end of December 2022. The office building damaged is separate from the Company’s manufacturing building, which houses its manufacturing operations and certain offices at the same location. There was no significant impact to the Company’s operations as a result of this event.

Insurance proceeds received, or expected to be received, for all assets covered, net of applicable deductibles, totaled $2,580,986. During fiscal year 2023, the Company recorded a loss on property and equipment totaling $7,538 and incurred expenses for building stabilization and cleaning, removal of damaged items, and other miscellaneous and related activities totaling $381,523.

Insurance proceeds in excess of expenses incurred through October 31, 2023, a net total of $2,199,463, is included in other income (expense), net as a gain on insurance proceeds on the Company’s condensed consolidated statement of operations.

To the extent the Company incurs expenses in future periods for renovation, repair or replacement or damaged assets, the Company may recognize offsetting losses in those future periods. The Company does not expect any future restoration and repair costs to exceed any insurance proceeds.